Investor Presentation May 29, 2014 Exhibit 99.2 AMSURG's Acquisition of Sheridan Healthcare

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of
1934, as amended. These forward-looking statements include, but are not limited to, statements regarding AMSURG’s proposed acquisition of Sheridan
Healthcare, Inc. (“Sheridan”) (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding
AMSURG’s (and AMSURG’s and Sheridan’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this presentation concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of AMSURG (and the acquisition of Sheridan by AMSURG), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of AMSURG based upon currently available information.
Such forward-looking statements are inherently uncertain, and shareholders and other potential investors must recognize that actual results may differ materially from AMSURG’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which AMSURG is unable to predict or control, that may cause AMSURG’s actual results, performance or plans with respect to Sheridan, to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in AMSURG’s filings with the Securities and Exchange Commission (the “SEC”).
Risks and uncertainties related to the proposed transaction with Sheridan include, but are not limited to, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, adverse effects on AMSURG’s stock price resulting from the announcement or consummation of the transaction or any failure to complete the transaction, competitive responses to the announcement or consummation of the transaction, the risk that regulatory, licensure or other approvals and financing required for the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Sheridan’s businesses and operations with AMSURG’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, liabilities, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.
In addition to the factors set forth above, other factors that may affect AMSURG’s plans, results or stock price are set forth in AMSURG’s Annual Report on Form
10-K and in its reports on Forms 10-Q and 8-K.
Many of these factors are beyond AMSURG’s control. AMSURG cautions investors that any forward-looking statements made by AMSURG are not guarantees of future performance. AMSURG disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. This presentation is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities.
AMSURG has provided information in this presentation to compute certain non-GAAP measurements for specified periods. A reconciliation of the non-GAAP measurements to the GAAP measurements is included in this presentation and on our website at www.amsurg.com under the heading “investors.”

Chris Holden
Chief Executive Officer
AMSURG
Claire Gulmi
Chief Financial Officer
AMSURG
John Carlyle
Chief Executive Officer
Sheridan Healthcare
Robert Coward
President
Sheridan Healthcare
Presenters

Agenda 1. Transaction Overview 2. Sheridan Overview 3. The New AMSURG

Agenda 1. Transaction Overview 2. Sheridan Overview 3. The New AMSURG

(1) Includes full year impact and synergies related to acquisitions completed to date. Excludes certain non-recurring charges, and includes financial impact of 1 acquisition anticipated to close between signing and closing of Sheridan acquisition. Pro forma adjusted EBITDA includes income from unconsolidated JV and excludes minority interest.
(2) Excludes amortization of definite-lived intangibles.
(3) Per Wall Street research.
AMSURG has agreed to acquire Sheridan
Healthcare, a portfolio company of Hellman &
Friedman, in a transaction valued at $2,350mm
– LTM 3/31/2014 Sheridan PF Adj Revenue and PF Adj
EBITDA of $1.1bn
(1)
and ~$193mm
(1)
, respectively
Sheridan is a leading national provider of multi-
specialty outsourced physician services to
hospitals, ambulatory surgery centers (ASCs)
and other healthcare facilities
– 2,400 physicians and healthcare professionals,
– Solutions for >300 healthcare facilities within 25 states
– #1 provider of outsourced Anesthesia Services, #2
provider of Children’s Services and leading national
provider in Radiology and Emergency Medicine Services
Combination creates a leading surgical center
and physician outsourcing company with a
diversified, complementary business mix and
an enhanced growth profile
– Leadership position in an addressable market of
approximately $70 billion
Status Quo
Wall Street
Consensus
2014-2015
(3)
Pro Forma
Opportunity
Organic Revenue
Growth
~0-2% 4-6%
Total Revenue Growth ~9% 11-13%
Total EBITDA Growth ~10% 12-14%
Adjusted EPS Growth ~12% 15-20%
~15% Accretive to Adjusted EPS
(2)
in 2015
Transaction is immediately and significantly
accretive to Adjusted EPS
(2)
and Adjusted
EPS growth rate and meaningfully
accelerates organic revenue and EBITDA
growth

Transaction
$2,350mm total purchase price
Consideration
Funded with cash and AMSURG equity currently valued at approximately $615mm
AMSURG may replace a substantial portion of equity consideration with cash by accessing the equity or equity-linked markets between signing and closing
Hellman & Friedman will become a significant shareholder of AMSURG
Financial Impact
Transaction is immediately and significantly accretive to Adjusted EPS
(1)
and Adjusted EPS
growth rate and meaningfully accelerates organic revenue and EBITDA growth
– Approximately 15% accretive to Adjusted EPS
(1)
in 2015
Synergies Expect to realize annual synergies of $30-$40mm within 3-years
– $10mm cost and operational synergies
– Remainder from growth synergies
New outsourcing contracts, health system partnerships, clinical integration of ASC anesthesia
Financing / Leverage
100% commitment for the cash portion of transaction from Citi up to 6.0x leverage
– Opportunistically access equity or equity-linked markets to reduce AMSURG leverage at closing
– Over the next 2-3 years, targeting leverage in the low 4x range
Significant financial flexibility to pursue disciplined combined acquisition strategy
– Targeted annual acquisition spend of $200-$250mm supported by internally generated cash flow
Expected Close
Q3’2014
(1) Excludes amortization of definite-lived intangibles.
Key Deal Terms

Source: Company filings. Financials as of 3/31/2014. Note: Government and business mix are not pro forma for recent acquisitions.
(1) Includes income from unconsolidated JVs and excludes minority interest. Shown burdened for stock-based compensation. Pro Forma EBITDA excludes synergies resulting from transaction.
For reconciliation see appendix.
(2) Adjusted Revenue and EBITDA include full year impact of acquisitions completed through February 2014 and 1 acquisition anticipated to close, as well as expected synergies related to same. For reconciliation see appendix.
Pro Forma
States 34 25 38
Facilities / Locations >240 >300 >540
Physicians ~3,500 ~1,100 ~4,600
LTM Revenue $1,080 $1,082 (2) $2,162
LTM Pro Forma Adj. EBITDA (1) $187 (2) $193 (2) $380
LTM Free Cash Flow $116 $91 $207
Government Payer Mix 25% 24% 24%
Leadership
#1 ASC Provider
#1 in Anesthesiology
#2 in Children’s Services
Top 5 in Hospital-based
Radiology and Emergency
Medicine Services
($ in millions)
Ambulatory Care
100%
Ambulatory
Care
53%
Anesthesia
32%
Emergency
4%
Radiology
4%
Children's Services
4%
Other
3%
Combination Enhances Diversity, Scale And Payer Mix
Anesthesia
68%
Emergency
9%
Radiology
8%
Children's Services
8%
Other
7%

Investment Thesis
Revenue and Growth Synergies
Significantly Enhances M&A Opportunities
Catalytic to Total and Organic Growth Potential
Differentiated and Diversified
Combines Two Best in Class Organizations in Complementary and Adjacent Markets
Responsive To Key Trends In Healthcare

Agenda 1. Transaction Overview 2. Sheridan Overview 3. The New AMSURG

Sheridan Healthcare – Leader in Outsourced Physician Services
Anesthesiology Children’s Services Radiology
Emergency Medicine
Services
#1 and most experienced
provider in the US
>1,500 anesthesia
professionals
>840,000 anesthetics
cases
Services at >170
healthcare facilities
#2 provider in the US
Services include:
– Neonatology
– Pediatric Hospitalist
– Pediatric Intensivist
– Pediatric Emergency
Medicine
Provide >60 children’s
services programs
nationally
>190,000 patient days
annually
A leading provider in the
US
Primarily facility-based
services
Also offers tele-radiology
services
>2,000,000 studies in
2013
A leading national
provider to hospitals
Annual visit volume of
~500,000 patients
68% of 2013 net revenue 8% of 2013 net revenue 8% of 2013 net revenue 9% of 2013 net revenue
7

Leading national provider of multi-specialty,
outsourced physician services
– Founded in 1962
– Tenured management team
– #1 share in Anesthesiology
– #2 share in Children’s Services
– Leader in Radiology and Emergency Medicine Services
– >300 sites of service in 25 states
– >2,400 physicians and other medical professionals
Proven value proposition and recurring
revenue stream
– 95% average contract retention rate
– Long-term relationships with customers, many dating
15-20+ years
– Physician retention of 93%
Proven track record of strong growth and cash
flow
– >8% organic revenue growth achieved in 2013
– Completed 18 acquisitions for ~$480mm since 2010
– Significant white space for expansion in all addressable
market segments
– Low capex and high cash flow profile
Sheridan Overview
Adj. EBITDA (Excluding Stock Based Compensation Expense)
Accelerating New Contract Wins

23
27
2011A 2012A 2013A
Significant Investment in Development
$155
$122
$138
$147
$152
$193
2010 2011 2012 2013 LTM
($ in millions)
$954
$684
$762
$836
$919
$1,082
2010 2011 2012 2013 LTM
Revenue
(1) Excludes stock based compensation. LTM shown pro forma for acquisitions and related synergies.
($ in millions)
Pro Forma Impact of Acquisitions
Pro Forma Impact of Acquisitions

Non-outsourced and Local Groups 90%

Non-outsourced and Local Groups 64%

Non-outsourced and Local Groups 95%

Non-outsourced and Local Groups 86%

AMSURG

Anesthesiology Emergency Services Radiology Children’s Services
Market Size $25 billion $10 billion $14 billion $3 billion
Sheridan Leadership
Position
No. 1 Market leader in Radiology and Emergency Services No. 2
Competitive
Landscape
Key Trends Growing demand for surgical
procedures
Persistent shortage of
anesthesiologists
Substantial white space
– 50% of market outsourced
– Highly fragmented market
Increased utilization driven
by aging population
65% of all hospitals
outsource ED (3,250+)
Healthcare Reform projected
to drive volume growth
Growth driven by retirement
of radiologists and shortage
of new physicians
Primarily facility-based
augmented by tele-radiology
Attractive cross-sell
opportunity with existing
relationships
Increase of women
postponing fertility to later in
life
Non-academic hospitals
often outsource NICUs to
ensure efficiency and
maintain steady source of
admissions driven
by obstetrics
Attractive cross-sell
opportunity with existing
relationships
Leadership in Large and Fragmented Markets
Source: Wall Street research.
Key Industry Dynamics Driving The Attractive Trends in Outsourcing
Increasingly challenged operating environment for
hospitals
Pressures to reduce costs without sacrificing quality
Shortages of physicians Importance of physicians to quality / cost equation
Pay-for-performance / evolving reimbursement models Increasing willingness for hospitals to seek out sophisticated, integrated partners

Mednax
3%
Envision
2%
Team Health
2%
Sheridan
3%
Envision
8%
Team Health
8%
Sheridan
1%
Other
National
7%
Regional
Groups
12%
-
Envision
1%
Sheridan
1% vRad
3%
Mednax
13%
Sheridan
1%

Agenda 1. Transaction Overview 2. Sheridan Overview 3. The New AMSURG

Formation – 2007	2007 - 2013	2014 - Future
AMSURG	AMSURG	AMSURG SHERIDAN

AMSURG

Track Record of Successful Evolution and Change
Diversified ASC Provider Integrating Services GI / Single-Specialty Focus
2007: ~$5bn 2013: ~$15bn 2014: ~$70bn
Addressable
Market:
Diversified into multi-specialty
ASCs
Launched GI anesthesia platform
Added 42 multi-specialty facilities
alongside 44 GI / single specialty
facilities
(2)
Acquired 17 centers via National
Surgical Care (NSC) acquisition
in 2011
>2x market outperformance
(3)
Natural evolution and integration of
surgical services
Well aligned for large and growing
market opportunity
Further diversifies financial profile
Significantly enhances already
attractive growth profile
– Top and bottom line
– Organic and in-organic
Leading operator of single-
specialty ASCs (Largely GI)
Track record of growing and
integrating portfolio adding >100
facilities from 2000 – early 2007
>25% annual returns delivered to
shareholders
(1)
, outpacing the
market
Source:
(1)
(2)
(3)
Sites:
Revenue:
156
$465mm (’06)
242
$1,079mm (’13)
>540
~$2,200mm (PF)

Company filings.
1/1/2000 – 12/31/2006.
Facilities added net of dispositions.
1/1/2007 – 12/31/2013 vs. S&P 500 (not dividend adjusted).

Market Forces Driving Differentiation
Vertical integration – particularly
around the surgical episode of care
Better infrastructure and expertise
to address trend toward physician
employment
More adaptable to payment reform
More opportunities to engage
physician groups, health systems
and payers in strategic alliances
+
Narrow Networks
Increasing Physician Employment
Consolidation
PFP / Bundled Payments / Risk
Consumerism / Transparency
Efficiency / Value
Health Systems
Large Physician
Groups
IDNs Payers
Vertical Integration
Shift to Outpatient

Combination Drives New Growth Synergies New Contract Wins New Health System / ASC Joint Ventures Collaborative Vertical Integration with AMSURG ASC Portfolio 12

AMSURG Only
Sheridan Only
Primary 15 Markets
Secondary 15 Markets
Top 15 Centers Not
in a Top 30 Market
AMSURG has built scale and presence in over 100 markets
Combines a highly desired provider portfolio with a hospital based physician solution
AMSURG footprint extends Sheridan’s reach into 13 new states
Strategy yields a more comprehensive hospital based physician discussion (radiology, children’s services and emergency medicine services)
Combined presence creates relevance with all key market constituents
AMSURG and
Sheridan
Note: Dot-sizing based on relative EBIT contribution of market.
Leverage AMSURG Footprint To Accelerate New Contract Wins
Geographic Overlay
Opportunity to Expand Sheridan into 19 of AMSURG’s Current Top 30 Markets

United Surgical Partners International
SCA
Surgical Care Affiliates
SYMBION HEALTHCARE
SURGERY Partners
AMSURG
SHERIDAN
Envision HEALTHCARE
MEDNAX NATIONAL MEDICAL GROUP
TEAMHealth
ipc

AMSURG

Advances New Hospital / ASC Joint Venture Strategy
+
Differentiated Engagement
With Health Systems

AMSURG currently in discussions with leading health
systems in nearly half of all markets
Health systems increasingly willing to outsource
various pain points
Combined offering provides opportunity for robust
dialogue with decision makers / administrators
Conversion of only one to two health systems per
year provides ample runway for new contract growth
opportunities
Surgical Centers
Physician
Outsourcing

Clinical Integration of Anesthesia / ASC Portfolio
The AMSURG Portfolio ASC Anesthesia Market
Sheridan Currently Services Over 100 ASCs
Substantial addressable outpatient
anesthesia market
Trend towards surgical volume
migration to outpatient setting
Standard of care shifting from
conscious sedation to deep sedation in
GI
– Driven by patient and physician
preference
Prevalence of smaller / independent
groups trending toward consolidation
and corporatization
Increasing consumer focus on quality
and value-add services / capabilities
>$250mm anesthesia revenue
associated with current AMSURG
portfolio
>95% of AMSURG multi-specialties
currently outsource anesthesia
– Nearly all with small, local/regional
providers
Large pipeline opportunity of practice
owned GI anesthesia providers
Collaboration with ASC partners to
identify opportunities to utilize our
market leading anesthesia services
– De novo development for transition to
deep sedation in GI
– Anesthesia practice acquisition

•
•
•
•
•
•
•
•
•

Transaction Creates a Multi-Levered Growth Profile
Differentiated and Diversified Organic Growth
Pro Forma Revenue Growth Breakdown Pro Forma Growth Drivers
Acquisitions
Same Store Growth
New Contract Wins
Addressable Market Expanded From $15bn to ~$70bn
Sheridan New Contract Momentum
Development Pipeline
Synergies Provide Material Growth Acceleration
Organic
Growth
Organic
~0-2% ~4-6%
Pro Forma
Opportunity
Status Quo
Wall Street
Consensus
2014-2015
(1)
(1) Per Wall Street research.

2-3%
0-2%
2-3%
~8%
~7%
~9%
~12%

Robust Cash Flow Creation and Deleveraging Capability
Attractive Free Cash Flow Profile and Disciplined Approach to Leverage
Recurring revenue and scale drive strong and predictable cash flows
– Pro forma margins of 18%; limited bad debt expense
Limited capital expenditures relative to other providers
– Pro forma capex approximately 2% of net revenue
Low working capital requirements
Over the next 2-3 years, targeting leverage in the low 4.0x range
– Opportunistically access equity or equity-linked markets to reduce our leverage at closing
Leverage Comparables (LTM 3/31/2014)
5.5x
4.8x
6.2x
6.1x
4.5x
4.3x
4.2x
Pro Forma
AmSurg
SCA Community Tenet HCA Acadia Envision
Near-Term Target: 5.5x
AMSURG
Hospitals / Behavioral
ASCs
Outsourcers
Source: Company filings and Wall Street research.
(1) Free cash flow represents operating cash flow, less distributions to minority interests and maintenance capital expenditures.
($ in millions)

$152
$207
2011 LTM
(1)
Combined LTM Free Cash Flow >$200mm

Conclusion
Revenue and Growth Synergies
Significantly Enhances M&A Opportunities
Catalytic to Total and Organic Growth Potential
Differentiated and Diversified
Combines Two Best in Class Organizations in Complementary and Adjacent Markets
Responsive To Key Trends In Healthcare

Q&A

Appendix

Reconciliation of Non-GAAP Measures
($ in millions)
Last Twelve Months
as of March 31, 2014
Sheridan
Revenues $954
Proforma revenue of acquistions 128
Adjusted revenue $1,082
Revenue Reconciliation Free Cash Flow

Year Ended December 31, 2011
AMSURG Sheridan Combined AMSURG Sheridan Combined
Operating cash flow $243 $82 $325 $329 $101 $430
Less distributions to minority partners (139) (2) (141) (183) -- (183)
Less maintenance capital expenditures (22) (10) (32) (30) (10) (40)
Free cash flow $82 $70 $152 $116 $91 $207
Last Twelve Months
as of March 31, 2014
Adjusted Revenue is defined as revenue plus proforma revenue of acquisitions occurring during the period.   Adjusted Revenue is an important operating metric as it
identifies the amount of revenue that Sheridan would have earned had each of the current year acquisitions been completed at the beginning of the period.  Revenue is the financial measure calculated and presented in accordance with generally accepted accounting principles that is most comparable to Adjusted Revenue as defined.
Free Cash Flow is defined as operating cash flow less distributions to minority interests and capital expenditures.  Free Cash Flow is an important operating metric as it identifies the amount of cash available to the Companies to pursue opportunities that enhance shareholder value including funding future acquisitions and debt service.
Operating cash flow is the financial measure calculated and presented in accordance with generally accepted accounting principles that is most comparable to Free
Cash Flow as defined.

Reconciliation of Non-GAAP Measures (cont’d)
Last Twelve Months
as of March 31, 2014
AMSURG Sheridan Total
Net Income $72 $13 $85
Interest 29 55 84
Taxes 50 18 68
Depreciation and amortization 33 37 70
EBITDA $184 $123 $307
Proforma EBITDA of acquisitions 5 38 43
Restructuring and non-recurring charges -- 13 13
Fair value adjustment to equity compensation -- 10 10
Debt extinguishment costs -- 7 7
(Gain) loss on deconsolidation (2) 2 --
Adjusted EBITDA $187 $193 $380
($ in millions)
EBITDA

EBITDA is defined as earnings before interest, income taxes and depreciation and amortization.  EBITDA should not be considered a measure of financial performance under generally accepted accounting principles.  Items excluded from EBITDA are significant components in understanding and assessing financial performance.  EBITDA is an analytical indicator used by management and the health care industry to evaluate company performance, allocate resources and  measure leverage and debt service capacity.  EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.  Net earnings from continuing operations attributable to common shareholders is the financial measure calculated and presented in accordance with generally accepted accounting principles that is most comparable to EBITDA as defined.
We believe the calculation of Adjusted EBITDA provides a better measure of the Companies' ongoing performance and provides better comparability between AMSURG and Sheridan because it includes proforma EBITDA of acquisitions occurring during the period and excludes certain restructuring and non-recurring items and other non-
cash charges which are of a nature and significance not generally experienced by each of the Companies. Adjusted EBITDA should not be considered as a measure of financial performance under accounting principles generally accepted in the United States, and the items excluded from it are a significant component in understanding and assessing financial performance. Because Adjusted EBITDA is not a measurement determined in accordance with accounting principles generally accepted in the United
States and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.